Exhibit 31.3

Certification by the Chief Executive Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Jean-Marc Germain, certify that:

1.	I have reviewed this Amendment No.1 on Form 10-K/A of Constellium SE; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 15, 2025

	By:	/s/ Jean-Marc Germain
		Name:	Jean-Marc Germain
		Title:	Chief Executive Officer